UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2023

Cenntro Electric Group Limited
(Exact Name of Registrant as Specified in Charters)

Australia	001-38544	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

501 Okerson Road, Freehold, New Jersey 07728
(Address of Principal Executive Offices, and Zip Code)

(732) 820-6757
Registrant's Telephone Number, Including Area Code

N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Ordinary Shares	CENN	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On September 1, 2023, Cenntro Electric Group Limited ACN 619 054 938 (the "Company") held its Annual General Meeting of the shareholders (the “Annual Meeting”). At least two shareholders were present at the Annual Meeting, which constitutes a quorum for the Annual Meeting. The following proposals were voted upon, and the final voting results with respect to each such proposal are set forth below.

PROPOSAL:

To re-elect Jiawei “Joe” Tong as a Class II director of the Company (the “Director Election Proposal 1” or “Proposal.1”) by passing the following resolution:

To consider and, if thought fit, to pass the following resolution as an ordinary resolution in accordance with Rule 19.3(f) of the Company's Constitution (“Constitution”):

“THAT, Jiawei “Joe” Tong be re-elected as a Class II Director;”

For	Against	Abstain
102,864,977	5,697,054	1,825,722

PROPOSAL:

To re-elect Yi Zeng as a Class II director of the Company (the “Director Election Proposal 2” or “Proposal 2”) by passing the following resolution:

To consider and, if thought fit, to pass the following resolution as an ordinary resolution in accordance with Rule 19.3(f) of the Constitution:

“THAT, Yi Zeng be re-elected as a Class II Director;”

For	Against	Abstain
103,263,410	5,240,180	1,884,163

PROPOSAL:

To ratify the appointment of Good Faith CPA Limited (“Good Faith”) as the Company’s United States independent registered public accounting firm for the fiscal year ending December 31, 2023 (the “Appointment Proposal””) by passing the following resolution:

To consider and, if thought fit, to pass, with or without amendment, the following ordinary resolution.

“THAT Good Faith CPA Limited is ratified as the Company’s independent registered public accounting firm for the year ending December 31, 2023.”

For	Against	Abstain
156,450,766	7,346,697	2,629,203

PROPOSAL:

To approve the consolidation of the Ordinary Shares on a one-for-ten (1:10) basis by passing the following resolution (the “Stock Split Proposal”)

To consider and, if thought fit, to pass the following resolution as an ordinary resolution:

“THAT for the purposes of section 254H of the Corporations Act 2001 (Cth) and for all other purposes, approval is given for the Company to consolidate the issued capital of the Company on the basis that every ten Ordinary Shares be consolidated into one Ordinary Share on the terms set out in the accompanying Explanatory Memorandum with effect from December 1, 2023.

For	Against	Abstain
140,571,150	24,240,387	1,615,129

Item 9.01	Exhibits.

Exhibit No.	Description

104	Cover page of this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 1, 2023

Cenntro Electric Group Limited

	By:	/s/ Peter Wang
	Name:	Peter Wang
	Title:	Chief Executive Officer